UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 20, 2004 (February 19, 2004)

                              GLIMCHER REALTY TRUST
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Maryland                        1-12482                 31-1390518
--------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)

           150 E. Gay Street, Columbus, Ohio                       43215
--------------------------------------------------------------------------------
       (Address of Principal Executive Offices)                 (Zip Code)

        Registrant's telephone number, including area code (614) 621-9000
--------------------------------------------------------------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

      (c)   Exhibits.

            99.1  Press Release of Glimcher Realty Trust, dated February 19,
                  2004.

Item 12. Results of Operation and Financial Condition

      On February 19, 2004, Glimcher Realty Trust (the "Company") issued a press release regarding its results of operations for the fiscal fourth quarter and fiscal year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

      The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

      The press release incorporates certain non-GAAP financial measures. The Company believes that the presentation of such measures provides useful information to investors regarding the Company's results of operations.
Specifically, the Company believes that Funds From Operations ("FFO") is a supplemental measure of the Company's operating performance as it is a recognized metric used extensively by the real estate industry, in particular, Real Estate Investment Trusts. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with Generally Accepted Accounting Principles ("GAAP")), excluding gains (or losses) from sales of properties, plus real estate related
depreciation  and  amortization   and  after   adjustments  for   unconsolidated
partnerships and joint ventures. The Company's FFO may not be directly comparable to similarly titled measures reported by other real estate investment trusts. FFO does not represent cash flow from operating activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company's financial performance or to cash flow from operating activities (determined in accordance with GAAP), as a measure of the Company's liquidity, nor is it indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 20, 2004

                                               GLIMCHER REALTY TRUST

                                               By: /s/ Melinda A. Janik
                                                   ----------------------------
                                               Name: Melinda A. Janik
                                               Title: Senior Vice President and
                                                        Chief Financial Officer

                                                           Glimcher Realty Trust
                                                                           Add 7

                              GLIMCHER REALTY TRUST
                       Selected Balance Sheet Information
                (in thousands, except percentages and base rents)

                                                                                             December 31,               December 31,
                                                                                                 2003                       2002
                                                                                             ------------               ------------
Investment in real estate, net                                                                $1,709,934                 $1,493,130
Total assets                                                                                  $1,837,423                 $1,632,433
Mortgage notes and other notes payable                                                        $1,295,058                 $1,095,930
Debt to market capitalization                                                                       55.5%                      57.9%

------------------------------------------------------------------------------------------------------------------------------------

                                                                                             December 31,               December 31,
                                                                                                 2003                       2002
                                                                                             ------------               ------------
Occupancy:
------------------------------------------------------------------------
      Mall Anchors - Total Portfolio                                                             94.5%                      94.5%
      Comparable Mall Anchors - excludes WestShore and Eastland Columbus                         93.9%                      94.5%
      Mall Stores - Total Portfolio                                                              89.6%                      90.1%
      Comparable Mall Stores - excludes WestShore and Eastland Columbus                          90.2%                      90.1%
      Total Mall Portfolio                                                                       92.7%                      92.9%

      Community Center Anchors                                                                   77.3%                      72.3%
      Community Center Stores                                                                    75.7%                      82.8%
      Total Community Center Portfolio                                                           77.5%                      75.5%
      Comparable Community Center Portfolio                                                      77.5%                      76.4%

Average Base Rents:
------------------------------------------------------------------------
      Mall Anchors - Total Portfolio                                                            $5.74                       $5.43
      Comparable Mall Anchors - excludes WestShore and Eastland Columbus                        $5.60                       $5.43
      Mall Stores - Total Portfolio                                                            $23.89                      $23.21
      Comparable Mall Stores - excludes WestShore and Eastland Columbus                        $23.54                      $23.21
      Community Center Anchors                                                                  $5.08                       $5.14
      Community Center Stores                                                                   $9.99                       $9.31
      Total Community Center Portfolio                                                          $6.31                       $6.30
      Comparable Community Center Portfolio                                                     $6.62                       $6.30

                                                           Glimcher Realty Trust
                                                                           Add 6

                              GLIMCHER REALTY TRUST
                                Operating Results
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                                                  Twelve Months ended December 31,
                                                                               --------------------------------------
Statement of Operations                                                           2003                          2002
-----------------------                                                        ---------                     --------
Total revenues                                                                 $ 316,877                     $267,959
Total expenses                                                                   210,278                      168,778
                                                                               ---------                     --------
Operating income                                                                 106,599                       99,181
Interest expense, net                                                             81,146                       85,527
Equity in income of unconsolidated entities, net                                   2,143                        3,079
Gain on sale of assets                                                             2,156                         --
                                                                               ---------                     --------
Income before minority interest in operating partnership
     and discontinued operations                                                  29,752                       16,733

Minority interest in operating partnership                                           842                        2,334
                                                                               ---------                     --------
Income from continuing operations                                                 28,910                       14,399
Discontinued operations:

     (Loss) gain on sales of properties and properties held for sale              (3,913)                      15,756
     (Loss) income from operations                                                (1,175)                       6,099
                                                                               ---------                     --------
Net income                                                                        23,822                       36,254
Less:  Preferred stock dividends                                                  13,688                       11,833
                                                                               ---------                     --------
Net income available to common shareholders                                    $  10,134                     $ 24,421
                                                                               =========                     ========

Reconciliation of Net Income Available to Common                                      Per Diluted                Per Diluted
Shareholders to Funds From Operations                                                 Common Share               Common Share
------------------------------------------------                                      ------------               ------------
  Net income available to common shareholders                                   $ 10,134     $     0.27      $ 24,421     $    0.68
  Real estate depreciation and amortization                                       64,688           1.69        59,547     $    1.67
  Share of joint venture real estate depreciation and amortization                 3,936           0.10         7,182     $    0.20
  Minority interest in operating partnership                                         842           0.02         2,334     $    0.06
  Loss (gain) on sale of properties and assets                                     1,757           0.05       (15,756)    $   (0.44)
                                                                               ---------     -----------     --------     ---------
  Funds from Operations                                                         $ 81,357     $     2.13      $ 77,728     $    2.17
                                                                               =========     ==========      ========     =========

  Weighted average common shares outstanding - basic                              34,704                                    32,366
  Weighted average common shares outstanding - diluted                            38,221                                    35,748

Earnings per Share
------------------

Net income available to common shareholders before discontinued
     operations per common share                                               $    0.43                     $   0.14
Discontinued operations per common share                                       $   (0.13)                    $   0.62
Earnings per share per common share                                            $    0.29                     $   0.75

Net income available to common shareholders before discontinued
     operations per diluted common share                                       $    0.42                     $   0.14
Discontinued operations per diluted common share                               $   (0.13)                    $   0.61
Earnings per diluted common share                                              $    0.29                     $   0.75
Funds from operations per diluted common share                                 $    2.13                     $   2.17

                                                           Glimcher Realty Trust
                                                                           Add 5

                              GLIMCHER REALTY TRUST
                                Operating Results
                    (in thousands, except per share amounts)
                                   (unaudited)

                                                                                  Three Months ended December 31,
                                                                               --------------------------------------
Statement of Operations                                                           2003                          2002
-----------------------                                                        ---------                     --------
Total revenues                                                                  $ 93,063                     $ 80,164
Total expenses                                                                    56,105                       50,628
                                                                                --------                     --------
Operating income                                                                  36,958                       29,536
Interest expense, net                                                             22,173                       21,182
Equity in income of unconsolidated entities, net                                     469                          984
Gain on sale of assets                                                              --                           --
                                                                                --------                     --------
Income before minority interest in operating partnership
     and discontinued operations                                                  15,254                        9,338

Minority interest in operating partnership                                           711                        1,027
                                                                                --------                     --------
Income from continuing operations                                                 14,543                        8,311
Discontinued operations:
     (Loss) gain on sales of properties and properties held for sale              (1,650)                      12,452
     Loss from operations                                                           (117)                      (6,796)
                                                                                --------                     --------
Net income                                                                        12,776                       13,967
Less:  Preferred stock dividends                                                   4,274                        2,958
                                                                                --------                     --------
Net income available to common shareholders                                     $  8,502                     $ 11,009
                                                                                ========                     ========

  Reconciliation of Net Income Available to Common                                    Per Diluted                Per Diluted
  Shareholders to Funds From Operations                                               Common Share               Common Share
  ------------------------------------------------                                    ------------               ------------

  Net income available to common shareholders                                   $  8,502      $    0.22      $ 11,009     $    0.29
  Real estate depreciation and amortization                                       17,604           0.46        15,190     $    0.40
  Share of joint venture real estate depreciation and amortization                 1,055           0.03         1,250     $    0.04
  Minority interest in operating partnership                                         711           0.02         1,027     $    0.03
  Loss (gain) on sale of properties and assets                                     1,650           0.04       (12,452)    $   (0.33)
                                                                                --------      ----------     --------     ----------
  Funds from Operations                                                         $ 29,522      $    0.77      $ 16,024     $    0.43
                                                                                ========      ==========     ========     ==========

  Weighted average common shares outstanding - basic                              35,039                                     34,306
  Weighted average common shares outstanding - diluted                            38,468                                     37,642

Earnings per Share
------------------

Net income available to common shareholders before discontinued
     operations per common share                                                 $  0.29                     $   0.17
Discontinued operations per common share                                         $ (0.05)                    $   0.15
Earnings per share per common share                                              $  0.24                     $   0.32

Net income available to common shareholders before discontinued
     operations per diluted common share                                         $  0.29                     $   0.17
Discontinued operations per diluted common share                                 $ (0.05)                    $   0.14
Earnings per diluted common share                                                $  0.24                     $   0.32
Funds from operations per diluted common share                                   $  0.77                     $   0.43